Accrued Liabilities - Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued Liabilities [Line Items]
Voyage and vessel expenses	$ 6,437	$ 10,891
Audit, legal and other general expenses	6,882	8,435
Interest including interest rate swaps	20,162	19,606
Payroll and benefits	4,003	6,877
Income tax payable and other	650	931
Total	$ 38,134	$ 46,740